UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

99 CENTS ONLY STORES LLC

(Exact name of registrant as specified in its charter)

California	1-11735	95-2411605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of principal executive offices)	(Zip Code)

(323) 980-8145

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to First Lien Term Loan Facility

On November 7, 2017 (the “Amendment Date”), 99 Cents Only Stores LLC (the “Company”), Number Holdings, Inc., the direct parent of the Company (“Parent”), the subsidiaries of the Company party thereto, Royal Bank of Canada, as administrative agent (the “First Lien Administrative Agent”), and the other lenders party thereto entered into Amendment No. 3 to the Term Credit Agreement (the “Term Amendment”) amending the Company’s Credit Agreement, dated as of January 13, 2012 (as amended by Amendment No. 1 to the Term Credit Agreement, dated as of April 4, 2012, and Amendment No. 2 to the Term Credit Agreement, dated as of October 8, 2013, the “Existing Term Credit Agreement” and, after giving effect to the Term Amendment, the “Term Credit Agreement”).

The Term Amendment (i) provides for the refinancing or replacement of not less than 85% of the existing tranche B-2 term loans held by lenders that are not affiliates of the Company under the Existing Credit Agreement with new first lien term loans (the “First Lien Term Loans”) under the Term Credit Agreement,  (ii) provides for the reallocation of 100% of the aggregate principal amount of the tranche B-2 term loans under the Existing Term Credit Agreement held by lenders that are affiliates of the Company to a new senior secured second lien facility (the “Second Lien Facility”), (iii) permits an exchange of the Borrower’s Senior Notes for new senior secured notes all or partially payable in kind and with a later maturity date, (iv) increases the mandatory prepayment threshold for excess cash flow of the Company from 50% to 100% commencing with the fiscal year ending January 25, 2019, (v) permits the Company to reinvest $5,000,000 of the net cash proceeds received or realized after the Amendment Date from certain asset sales (including sale leaseback transactions) or recovery events, (vi) eliminates any incremental capacity after the Amendment Date, (vi) reduces certain thresholds in the negative covenants in a manner consistent with certain features of the ABL facility, (vii) adds certain unencumbered real property of the Company as collateral for the First Lien Term Loans, as more particularly described under “Entry into Second Lien Facility” below, and (viii) permits certain other modifications as set forth in the Term Amendment. Upon the effectiveness of the Term Amendment, approximately $399.2 million of the term loans under the Existing Credit Agreement held by lenders that are not affiliates of the Company were converted into First Lien Term Loans (and approximately $34.7 million of tranche B-2 loans under the Term Credit Agreement are expected to be converted after the consummation of the Term Amendment) and, upon the effectiveness of the Second Lien Credit Agreement, approximately $130 million of tranche B-2 term loans held by lenders that are affiliates of the Company under the Existing Term Credit Agreement were reallocated to the Second Lien Facility.

The First Lien Term Loans bear interest at the Eurocurrency Rate plus 6.50% (5.00% to be payable in cash and 1.50% to be payable in-kind) or the Base Rate plus 5.50% (4.00% to be payable in cash and 1.50% to be payable in-kind (“PIK”)); provided that, the Company may, at its option and upon notice to the First Lien Administrative Agent, pay all or any portion of the PIK interest in cash. The Eurocurrency rate is subject to a floor of 1.0%.  The First Lien Term Loans shall be payable in equal quarterly installments of 1% per annum, with the balance payable on the scheduled maturity date (the “First Lien Maturity Date”), which was extended to January 13, 2022; provided that, if less than 95% of the principal amount of the Senior Notes outstanding on the Amendment Date has been converted, redeemed, repurchased or refinanced in full on or before the date that is three business days prior to June 1, 2019, such that the stated maturity date in respect of the Senior Notes (other than up to 5% in aggregate principal amount of the Senior Notes) is at least 91 days after January 13, 2022, then the First Lien Maturity Date will be June 1, 2019.

The Company may prepay or reprice the First Lien Term Loans, in whole or in part, at any time, with payment of a prepayment premium equal to (a) 2.0% of principal amount prepaid or repriced if made during the first two years of the Amendment Date and (b) 1.0% of principal amount prepaid or repriced if made after the second anniversary of Amendment Date but before the third anniversary of the Amendment Date. Thereafter, no prepayment premium is applicable.

Tranche B-2 term loans that remain outstanding under the Term Credit Agreement after the Amendment Date (a) will not benefit from certain covenants and the events of default governing the First Lien Term Loan, other than those relating to payment, security or insolvency and (b) may not be assigned without the prior written consent of the Company in the Company’s sole discretion.

Amendment to ABL Credit Facility

In connection with the Term Amendment, the Company, Parent, the subsidiaries of the Company party thereto, Royal Bank of Canada, as administrative agent and collateral agent (the “ABL Administrative Agent”), and the other lenders party thereto entered into Amendment No. 6 to the ABL Credit Agreement (the “ABL Amendment”) amending the Company’s Credit Agreement, dated as of January 13, 2012 (as amended by Amendment No. 1 to the ABL Credit Agreement, dated as of April 4, 2012, Amendment No. 2 to the ABL Credit Agreement, dated as of October 8, 2013, Amendment No. 3 to the ABL Credit Agreement, dated as of August 24, 2015, Amendment No. 4 to the ABL Credit Agreement, dated as of April 8, 2016, and Amendment No. 5 to the ABL Credit Agreement, dated as of September 6, 2017, the “ABL Credit Agreement”).

The ABL Amendment provides for certain modifications to the ABL Credit Agreement to (i) extend the maturity date of the FILO facility and revolving facility under the ABL Credit Agreement to a date that is 91 days prior to the First Lien Maturity Date, (ii) permit an exchange of the Borrower’s Senior Notes for new senior secured notes partially payable in kind and with a later maturity date, (iii) permit the refinancing of the tranche B-2 loans under the Company’s Existing Term Credit Agreement for First Lien Term Loans, (iv) permit the Second Lien Facility and (v) permit certain other modifications as set forth in the ABL Amendment.

Entry into Second Lien Facility

In connection with the Term Amendment, the Company, Parent, the subsidiaries of the Company party thereto Wilmington Trust, National Association, as administrative agent (the “Second Lien Administrative Agent”), and the lenders from time to time party thereto, entered into that certain Credit Agreement (the “Second Lien Credit Agreement”). The loans under the Second Lien Facility bear interest at a per annum rate equal to Eurocurrency rate plus 8.50% or the Base Rate plus 7.50%, in each case, in the form of PIK interest. The Eurocurrency rate is subject to a floor of 1.0%. The maturity date of the Second Lien Facility will be 91 days after the First Lien Maturity Date.  The Second Lien Facility is secured by a second lien on the same collateral assets as the First Lien Term Loans and a third lien on the ABL-priority collateral assets, and is guaranteed by the same guarantors as the First Lien Term Loans and the ABL Facility.

The Second Lien Facility contains prepayment provisions, covenants and events of default that are substantially similar to the First Lien Term Loans.

Pursuant to the Second Lien Guaranty, all obligations under the Second Lien Facility are unconditionally guaranteed by Parent and certain of the Company’s existing wholly owned domestic restricted subsidiaries, and are required to be guaranteed by certain of the Company’s future wholly owned domestic restricted subsidiaries.  In connection with the Second Lien Credit Agreement, the Company, Parent, the subsidiaries of the Company party thereto and Wilmington Trust, National Association, as collateral agent (the “Second Lien Collateral Agent”), and the lenders from time to time party thereto, entered into the Second Lien Security Agreement (the “Second Lien Security Agreement”), providing that all obligations under the Second Lien Facility, and the guarantees of those obligations, are secured, subject to certain exceptions, on a second-priority basis by substantially all of the assets of the Company and Parent and the Company’s restricted subsidiaries that have guaranteed the credit facility under the Term Credit Agreement.

In connection with the Term Amendment, ABL Amendment and Second Lien Credit Agreement, in addition to the collateral securing the Existing Term Credit Agreement and ABL Credit Agreement, (i) the term facility under the Term Credit Agreement will be secured by a first-priority mortgage on all unencumbered fee-owned real property of the Company other than certain property designated as excluded real property by the Company on the Amendment Date or that is eligible for an exempt sale-leaseback transaction (the “Real Estate Collateral”), (ii) the Second Lien Facility will be secured by a second-priority mortgage on the Real Estate Collateral, (iii) the ABL facility will be secured by a third-priority mortgage on the Real Estate Collateral.

Intercreditor Agreements

On the Amendment Date, (i) the First Lien Administrative Agent, ABL Administrative Agent, Second Lien Administrative Agent, the Company, Parent and subsidiaries of the Company party thereto amended the Intercreditor Agreement, dated January 13, 2012 among the Company, Parent, the First Lien Administrative Agent and the ABL Administrative Agent, to, among other things, add the Second Lien Administrative Agent, and (ii) the First Lien Administrative Agent, Second Lien Administrative Agent, Parent, Company and subsidiaries of the Company party thereto entered into a Term Loan Intercreditor Agreement, which contains customary provisions setting forth, among other things, (1) the relative lien priorities of the Term Credit Agreement secured parties and the Second Lien Facility secured parties in the collateral, (2) the rights of the respective secured parties to take enforcement actions against the collateral, (3) limitations on the ability to amend the loan documentation governing the Term Credit Agreement and the Second Lien Facility, and (4) waivers of certain rights of the respective secured parties with respect to, among other things, (a) the provision of debtor-in-possession financing to the Company, (b) the ability to seek adequate protection under the bankruptcy code, and (c) the ability to contest certain asset sales in a bankruptcy proceeding.

The preceding descriptions of the ABL Amendment, the Term Amendment and the Second Lien Credit Agreement, the Second Lien Security Agreement, the Second Lien Guaranty, the ABL/Term/Notes Intercreditor Agreement and the First Amendment to Intercreditor Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of ABL Amendment, the Term Amendment and the Second Lien Credit Agreement, the Second Lien Security Agreement, the Second Lien Guaranty, the ABL/Term/Notes Intercreditor Agreement and the First Amendment to Intercreditor Agreement, which are respectively filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto, and incorporated into this report by reference.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed in this Item 1.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above and the full texts of the ABL Amendment, the Term Amendment, the Second Lien Credit Agreement, the Second Lien Security Agreement, the Second Lien Guaranty, the ABL/Term/Notes Intercreditor Agreement and

the First Amendment to Intercreditor Agreement, which are respectively attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 are incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The Company is filing as Exhibit 99.1 certain information derived from the Confidential Offering Memorandum and Consent Solicitation Statement, dated November 7, 2017 (as it may be supplemented and amended from time to time, the “Offering Memorandum”) that is being disseminated in connection with the Exchange Offer described under Item 8.01. Such information is hereby incorporated by reference herein.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On November 7, 2017, the Company issued a press release announcing the launch of an exchange offer and consent solicitation (the “Exchange Offer”) to (i) exchange its existing 11% senior notes due 2019, of which there are currently $250 million aggregate principal amount outstanding (the “Existing Notes”), for either the Company’s newly issued (i) 13% All PIK Notes due 2023 (the “All PIK Notes”) or (ii) 13% Cash/PIK Notes due 2023 (the “Cash/PIK Notes” and, together with the All PIK Notes, the “New Secured Notes”) at the election of each holder thereof and (ii) solicit consents to certain proposed amendments to the indenture governing the Existing Notes (the “Existing Indenture Amendments”), in each case, upon the terms and subject to the conditions as set forth in an Offering Memorandum and a related Letter of Transmittal.

The Exchange Offer is being made, and the New Secured Notes are being offered and issued only (a) in the United States to holders of Existing Notes who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act (collectively, “Eligible Holders”).

As further described in the Offering Memorandum, Eligible Holders of Existing Notes who validly tender Existing Notes prior to 5:00 p.m., New York City time, on November 22, 2017 (the “Early Tender Date”), will receive, for each $1,000.00 principal amount of Existing Notes tendered, $1,000.00 principal amount of New Secured Notes, which includes an early tender premium of $30.00. Eligible Holders who validly tender after the Early Tender Date, but on or before the Expiration Date (as defined below), will receive, for each $1,000.00 principal amount of Existing Notes tendered, $970 principal amount of New Secured Notes. The Exchange Offer will expire at 11:59 p.m., New York City time, on December 7, 2017, unless extended or earlier terminated (the “Expiration Date”). The New Secured Notes will be secured by a perfected security interest, subject to certain exceptions and permitted senior liens, on (i) substantially all of the Company’s and each guarantor’s tangible and intangible assets and (ii) the equity interests issued by the Company’s direct and indirect wholly-owned subsidiaries, as described in the Offering Memorandum. The New Secured Notes will be effectively senior to all of the Company’s existing and future unsecured indebtedness, including the Existing Notes, to the extent of the value of the collateral securing the New Secured Notes.

The Exchange Offer will be conditioned on the satisfaction, or the waiver by the Company, of certain general conditions described in the Offering Memorandum.  The Company may amend or waive the conditions at any time, in its sole discretion, and may terminate, modify or withdraw the Exchange Offer at any time and for any reason, including if any of the conditions are not or will not be satisfied.  The Exchange Offer is not conditioned on a minimum aggregate principal amount of Existing Notes being tendered or the adoption of the Existing Indenture Amendments.

The settlement date for the Exchange Offer will occur promptly following the Expiration Date.

The Exchange Offer and the issuance of New Secured Notes have not been and will not be registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Report on Form 8-K nor the press release constitutes an offer to sell or the solicitation of an offer to buy the New Secured Notes, nor shall there be any sale of the New Secured Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The Company has included statements in this current report that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein.  Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this current report for reasons, among others, including (i) the ability of the Company to satisfy the conditions to the Offering Memorandum, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) those reasons discussed in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2017. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference. The information disclosed in this Item 8.01, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Amendment No. 6 to the ABL Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.2

Amendment No. 3 to the Term Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.3

Second Lien Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders from time to time party thereto.

10.4

Second Lien Security Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiary guarantors party thereto from time to time and, Wilmington Trust, National Association, as collateral agent.

10.5

Second Lien Guaranty, dated November 7, 2017, among Number Holdings, Inc., the other guarantors party thereto from time to time and, Wilmington Trust, National Association, as administrative agent and collateral agent.

10.6

Term Intercreditor Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the other grantors party thereto, Royal Bank of Canada, as Senior Representative and Wilmington Trust, National Association, as Junior Representatives, and each additional Senior Representative and Junior Representative that from time to time becomes a party thereto.

10.7

First Amendment to Intercreditor Agreement, dated November 7, 2017, among Royal Bank of Canada, as representative for the ABL Secured Parties and First Lien Term Secured Parties, and WilmingtonTrust, National Association, as representative for the Second Lien Term Secured Parties.

99.1	Disclosure regarding 99 Cents Only Stores LLC and its subsidiaries in connection with the Exchange Offer on November 7, 2017.

99.2	Press release, dated November 7, 2017.

99.3	Press release, dated November 7, 2017.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 6 to the ABL Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.2

Amendment No. 3 to the Term Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Royal Bank of Canada, as administrative agent, and the other lenders party thereto.

10.3

Second Lien Credit Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiaries of 99 Cents Only Stores LLC party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders from time to time party thereto.

10.4

Second Lien Security Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the subsidiary guarantors party thereto from time to time and, Wilmington Trust, National Association, as collateral agent.

10.5

Second Lien Guaranty, dated November 7, 2017, among Number Holdings, Inc., the other guarantors party thereto from time to time and, Wilmington Trust, National Association, as administrative agent and collateral agent.

10.6

Term Intercreditor Agreement, dated November 7, 2017, among 99 Cents Only Stores LLC, Number Holdings, Inc., the other grantors party thereto, Royal Bank of Canada, as Senior Representative and Wilmington Trust, National Association, as Junior Representatives, and each additional Senior Representative and Junior Representative that from time to time becomes a party thereto.

10.7

First Amendment to Intercreditor Agreement, dated November 7, 2017, among Royal Bank of Canada, as representative for the ABL Secured Parties and First Lien Term Secured Parties, and WilmingtonTrust, National Association, as representative for the Second Lien Term Secured Parties.

99.1	Disclosure regarding 99 Cents Only Stores LLC and its subsidiaries in connection with the Exchange Offer on November 7, 2017.

99.2	Press release, dated November 7, 2017.

99.3	Press release, dated November 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

99 CENTS ONLY STORES LLC

Dated: November 7, 2017	By:	/s/ Felicia Thornton
Felicia Thornton
Chief Financial Officer